                                                                    EXHIBIT 25.3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) _____

                       ---------------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                           36-0899825
                                                            (I.R.S. EMPLOYER
                                                    IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                 60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                         CHICAGO, ILLINOIS   60670-0286
            ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      -----------------------------------

                               XEROX CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)




     NEW YORK                                               16-0468020
  (STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)


     P.O. BOX 1600
     STAMFORD, CONNECTICUT                                  06904-1600
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                  EXCHANGE GUARANTEE OF CAPITAL SECURITIES OF
                             XEROX CAPITAL TRUST I

                        (TITLE OF INDENTURE SECURITIES)



ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          --------------------
          INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR
          SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE
          CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          ------------------------------
          IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
          SUCH AFFILIATION.

          No such affiliation exists with the trustee.


ITEM 16.  LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
          -----------------
          PART OF THIS STATEMENT OF ELIGIBILITY.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise corporate trust powers.*

               4.       A copy of the existing by-laws of the trustee.*

               5.       Not Applicable.

               6.       The consent of the trustee required by
                        Section 321(b) of the Act.

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8.       Not Applicable.

               9.       Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 25th day of March, 1997.


                                THE FIRST NATIONAL BANK OF CHICAGO,
                                TRUSTEE

                                BY      /S/ RICHARD D. MANELLA

                                        RICHARD D. MANELLA
                                        VICE PRESIDENT



* EXHIBITS 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA INC. FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6



                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                        March 25, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of a Exchange Guarantee of Xerox Corporation, relating to the Exchange Capital Securities of Xerox Capital Trust I, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                Very truly yours,

                                THE FIRST NATIONAL BANK OF CHICAGO

                                BY: /S/ RICHARD D. MANELLA

                                    RICHARD D. MANELLA
                                    VICE PRESIDENT

                                   EXHIBIT 7

Legal Title of Bank:    The First National Bank of Chicago  Call Date: 09/30/96  ST-BK:  17-1630 FFIEC 031
Address:                One First National Plaza, Ste 0460                                       Page RC-1
City, State  Zip:       Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8
                        ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.



SCHEDULE RC--BALANCE SHEET

                                                      DOLLAR AMOUNTS IN                    C400
                                                          THOUSANDS         RCFD       BIL MIL THOU
                                                      -----------------     ----       ------------
ASSETS
1.   Cash and balances due from
     depository institutions (from
     Schedule RC-A):
     a. Noninterest-bearing balances
     and currency and coin(1)....................                            0081         4,041,784          1.a.
     b. Interest-bearing balances(2).............                            0071         5,184,890          1.b.
2.   Securities
     a. Held-to-maturity securities
     (from Schedule RC-B, column A)..............                            1754                0           2.a.
     b. Available-for-sale securities
     (from Schedule RC-B, column D)..............                            1773         3,173,481          2.b.
3.   Federal funds sold and securities
     purchased under agreements to
     resell in domestic offices of
     the bank and its Edge and
     Agreement subsidiaries, and in IBFs:
     a. Federal Funds sold.......................                            0276         3,505,874          3.a.
     b. Securities purchased under
     agreements to resell........................                            0277           145,625          3.b.
4.   Loans and lease financing receivables:
     a. Loans and leases, net of
     unearned income (from Schedule RC-C)........    RCFD 2122 22,835,958                                    4.a.
     b. LESS: Allowance for loan and lease
     losses......................................    RCFD 3123    418,851                                    4.b.
     c. LESS: Allocated transfer risk reserve....    RCFD 3128          0                                    4.c.
     d. Loans and leases, net of unearned
     income, allowance, and reserve (item
     4.a minus 4.b and 4.c)......................                            2125        22,417,107          4.d.
5.   Assets held in trading accounts.............                            3545         8,121,948          5.
6.   Premises and fixed assets (including
     capitalized leases).........................                            2145           707,971          6.
7.   Other real estate owned (from Schedule
     RC-M).......................................                            2150             9,184          7.
8.   Investments in unconsolidated subsidiaries
     and associated companies (from Schedule
     RC-M).......................................                            2130            53,803          8.
9.   Customers' liability to this bank on
     acceptances outstanding.....................                            2155           626,690          9.
10.  Intangible assets (from Schedule RC-M)......                            2143           310,246          10.
11.  Other assets (from Schedule RC-F)...........                            2160         1,658,123          11.
12.  Total assets (sum of items 1 through 11)....                            2170        49,956,726          12.

------------------


(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:   The First National Bank of Chicago     Call Date:  09/30/96 ST-BK: 17-1630 FFIEC 031
Address:               One First National Plaza, Ste 0460                                            Page RC-2
City, State  Zip:      Chicago, IL  60670
FDIC Certificate No.:  0/3/6/1/8
                       ---------

SCHEDULE RC-CONTINUED

                                                      DOLLAR AMOUNTS IN
                                                          THOUSANDS                            BIL MIL THOU
                                                      -----------------                        ------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum
     of totals of columns A and C
     from Schedule RC-E, part 1)...............                                 RCON 2200       22,369,341        13.a.
     (1) Noninterest-bearing(1)................       RCON 6631  9,726,987                                        13.a.(1)
     (2) Interest-bearing......................       RCON 6636 12,642,354                                        13.a.(2)
     b. In foreign offices, Edge and
     Agreement subsidiaries, and
     IBFs (from Schedule RC-E, part II)........                                 RCFN 2200       10,026,286        13.b.
     (1) Noninterest bearing...................       RCFN 6631   336,746                                         13.b.(1)
     (2) Interest-bearing......................       RCFN 6636 9,689,540                                         13.b.(2)
14.  Federal funds purchased and
     securities sold under agreements
     to repurchase in domestic
     offices of the bank and of
     its Edge and Agreement
     subsidiaries, and in IBFs:
     a. Federal funds purchased................                                 RCFD 0278          884,553        14.a.
     b. Securities sold under agreements
     to repurchase.............................                                 RCFD 0279          717,211        14.b.
15.  a. Demand notes issued to the.............                                 RCON 2840           14,120        15.a.
     U.S. Treasury
     b. Trading Liabilities....................                                 RCFD 3548        5,409,585        15b.
16.  Other borrowed money:
     a. With original maturity of one year
     or less...................................                                 RCFD 2332        3,414,577        16.a.
     b. With original maturity of more
     than one year.............................                                 RCFD 2333           46,685        16b.
17.  Mortgage indebtedness and
     obligations under capitalized leases......                                 RCFD 2910          285,671        17.
18.  Bank's liability on acceptance executed
     and outstanding...........................                                 RCFD 2920          626,690        18.
19.  Subordinated notes and debentures.........                                 RCFD 3200        1,250,000        19.
20.  Other liabilities (from Schedule RC-G)....                                 RCFD 2930        1,005,205        20.
21.  Total liabilities (sum of items 13
     through 20)...............................                                 RCFD 2948       46,049,924        21.
22.  Limited-Life preferred stock and
     related surplus...........................                                 RCFD 3282                0        22.

EQUITY CAPITAL
23.  Perpetual preferred stock and related
     surplus...................................                                 RCFD 3838                0        23.
24.  Common stock..............................                                 RCFD 3230          200,858        24.
25.  Surplus (exclude all surplus related to
     preferred stock)..........................                                 RCFD 3839        2,925,894        25.
26.  a. Undivided profits and capital reserves.                                 RCFD 3632          770,670        26.a.
     b. Net unrealized holding gains (losses) on
     available-for-sale securities.............                                 RCFD 8434           10,194        26.b.
27.  Cumulative foreign currency...............                                 RCFD 3284             (814)       27.
     translation adjustments
28.  Total equity capital (sum of..............                                 RCFD 3210        3,906,802        28.
     items 23 through 27)
29.  Total liabilities,
     limited-life preferred stock,
     and equity capital (sum of items
     21, 22, and 28)...........................                                 RCFD 3300       49,956,726        29.

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most
    comprehensive level of auditing work performed for the bank by independent external                        Number

    auditors as of any date during 1995  ......................................................RCFD 6724....... [N/A]     M.1.
1 = Independent audit of the bank conducted in accordance          4. =  Directors' examination of the bank performed by other
    with generally accepted auditing standards by a                      external auditors (may be required by state chartering
    certified public accounting firm which submits a                     authority)
    report on the bank                                             5  =  Review of the bank's financial statements by external
2 = Independent audit of the bank's parent holding                       auditors
    company conducted in accordance with generally                 6  =  Compilation of the bank's financial external auditors
    accepted auditing standards by a certified                     7  =  Other audit procedures (excluding tax preparation work)
    public accounting firm which statements by                     8  =  No external audit work
    submits a report on the consolidated holding company
    (but not on the bank separately)
3 = Directors' examination of the bank conducted in
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

-------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.